TOTAL INCOME+ REAL ESTATE FUND

Principal Executive Offices

1290 Broadway, Suite 1100, Denver, CO 80203

1-844-819-8287

Supplement dated November 5, 2018 to the Statement of Additional Information dated

January 31, 2018, as supplemented June 4, 2018

The following supplements the information under the heading “Certain Portfolio Securities and Other Operating Policies”.

Real Estate Related Debt Securities

The Fund may invest in real estate related debt securities. The Advisor makes all investment decisions with respect to non-publicly traded real estate related debt securities, based on research and information provided by RREEF America L.L.C., a sub-advisor to the Fund.

K-Notes

The Fund may invest in Federal Home Loan Mortgage Corporation Structured Pass-Through Certificates, known as “K-Notes.” K-Notes are securitized interests in apartment mortgage notes that are assembled by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and issued by special purpose trusts. K-Notes are issued with varying levels of maturity and seniority. Some K-Notes are repurchased and reissued by Freddie Mac with a Freddie Mac guarantee, while other K-Notes do not have a Freddie Mac guarantee. The Fund expects to invest in the privately offered subordinate classes of K-Notes. Because more-senior classes have payment priority over subordinate classes of K-Notes, the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

The following replaces the information under the heading “Sub-Advisor - Deutsche/RREEF”

The Advisor has entered into a First Amended and Restated Sub-Advisory Agreement with RREEF America L.L.C. (“Deutsche/RREEF” or a “Sub-Advisor”), 222 S. Riverside Plaza, Floor 26, Chicago, IL 60606, a registered adviser under the Advisers Act, to provide investment management for a portion, generally less than 20%, of the Fund’s portfolio. Under the terms of the First Amended and Restated Sub-Advisory Agreement, Deutsche/RREEF receives fees from the Advisor (not the Fund). For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to Deutsche/RREEF, 0.55% for $50 million to $100 million in assets allocated to Deutsche/RREEF, and 0.50% for greater than $100 million in assets allocated to Deutsche/RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to Deutsche/RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to Deutsche/RREEF, and 0.55% for assets in excess of $700 million allocated to Deutsche/RREEF.

This Supplement dated November 5, 2018, and the Prospectuses for Class A, Class C, Class I and Class L shares dated January 31, 2018, as supplemented June 4, 2018 and June 29, 2018, and the SAI dated January 31, 2018, as supplemented June 4, 2018, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling toll-free 1-888-459-1059, or by visiting the Fund’s website at http://www.bluerockfunds.com.